Long-Term Debt	6 Months Ended
Jun. 30, 2015
Debt Disclosure [Abstract]
Long-Term Debt
8.	Long-Term Debt

	June 30, 2015	December 31, 2014
	$	$
Revolving Credit Facilities	1,712,840	1,766,822
Senior Notes (8.5%) due January 15, 2020	390,871	390,712
Norwegian Kroner-denominated Bonds due through May 2020	789,489	697,798
U.S. Dollar-denominated Term Loans due through 2026	3,478,535	3,103,255
U.S. Dollar Bonds due through 2024	517,983	492,918
Euro-denominated Term Loans due through 2023	255,316	284,993

Total	7,145,034	6,736,498
Less current portion	992,750	654,134

Long-term portion	6,152,284	6,082,364

As of June 30, 2015, the Company had 11 revolving credit facilities (or the Revolvers) available, which, as at such date, provided for aggregate borrowings of up to $2.1 billion, of which $0.3 billion was undrawn. Interest payments are based on LIBOR plus margins; at June 30, 2015 and December 31, 2014, the margins ranged between 0.45% and 3.95%. At June 30, 2015 and December 31, 2014, the three-month LIBOR was 0.28% and 0.26%, respectively. The total amount available under the Revolvers reduces by $145.1 million (remainder of 2015), $503.3 million (2016), $526.8 million (2017), $828.8 million (2018) and $47.4 million (2019). The Revolvers are collateralized by first-priority mortgages granted on 45 of the Company’s vessels, together with other related security, and include a guarantee from Teekay or its subsidiaries for all outstanding amounts. Other related security includes 23.8 million common units of Teekay Offshore and 25.2 million common units of Teekay LNG owned by Teekay which secure a $500 million credit facility.

The Company’s 8.5% senior unsecured notes (or the 8.5% Notes) are due January 15, 2020 with an original principal amount of $450 million. The 8.5% Notes were sold at a price equal to 99.181% of par and the discount is accreted through the maturity date of the notes using the effective interest rate of 8.625% per year. The Company capitalized issuance costs of $9.4 million, which is recorded in other non-current assets in the consolidated balance sheet and is amortized to interest expense over the term of the 8.5% Notes. The 8.5% Notes rank equally in right of payment with all of Teekay’s existing and future senior unsecured debt and senior to any future subordinated debt of Teekay. The 8.5% Notes are not guaranteed by any of Teekay’s subsidiaries and effectively rank behind all existing and future secured debt of Teekay and other liabilities of its subsidiaries.

The Company may redeem the 8.5% Notes in whole or in part at any time before their maturity date at a redemption price equal to the greater of (i) 100% of the principal amount of the 8.5% Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 8.5% Notes to be redeemed (excluding accrued interest), discounted to the redemption date on a semi-annual basis, at the treasury yield plus 50 basis points, plus accrued and unpaid interest to the redemption date. During 2014, the Company repurchased the principal amount of $57.3 million of the 8.5% Notes at a premium of $7.7 million and such amount is reflected in other income in the Company’s consolidated statements of income (loss) as shown in Note 14 to the audited consolidated financial statements filed with the Company’s Annual Report on Form 20-F for the year ended December 31, 2014.

Prior to 2015, Teekay Offshore, Teekay LNG and Teekay have issued in the Norwegian bond market a total of Norwegian Kroner (or NOK) 5.2 billion of senior unsecured bonds that mature between October 2015 and January 2019. As at June 30, 2015, the total carrying amount of the bonds was $662.2 million. The bonds are listed on the Oslo Stock Exchange. The interest payments on the bonds are based on NIBOR plus a margin, which ranges from 4.00% to 5.75%. The Company entered into cross currency rate swaps to swap all interest and principal payments of the bonds into U.S. dollars (or U.S. Dollars), with the interest payments fixed at rates ranging from 4.94% to 7.49%, and the transfer of principal fixed at $894.6 million upon maturity in exchange for NOK 5.2 billion (see Note 15).

In May 2015, Teekay LNG issued in the Norwegian bond market NOK 1,000 million in senior unsecured bonds that mature in May 2020. As of June 30, 2015, the carrying amount of the bonds was $127.3 million. The interest payments on the bonds are based on NIBOR plus a margin of 3.70%. Teekay LNG entered into a cross currency swap to swap all interest and principal payments into US Dollars, with the interest payments fixed at a rate of 5.92%, and the transfer of the principal amount fixed at $134.0 million upon maturity in exchange for NOK 1,000 million (see Note 15). The net proceeds from the bond offering were used for general partnership purposes. The bonds are listed on the Oslo Stock Exchange.

As of June 30, 2015, the Company had 23 U.S. Dollar-denominated term loans outstanding, which totaled $3.5 billion in aggregate principal amount (December 31, 2014 – $3.1 billion). Certain of the term loans with a total outstanding principal balance of $32.9 million as at June 30, 2015 (December 31, 2014 – $37.8 million) bear interest at a weighted-average fixed rate of 4.8% (December 31, 2014 – 4.8%). Interest payments on the remaining term loans are based on LIBOR plus a margin. At June 30, 2015 and December 31, 2014, the margins ranged between 0.3% and 3.25%. At June 30, 2015 and December 31, 2014, the three-month LIBOR was 0.28% and 0.26%, respectively. The term loan payments are made in quarterly or semi-annual payments commencing three or six months after delivery of each newbuilding vessel financed thereby, and 21 of the term loans have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 48 (December 31, 2014 – 34) of the Company’s vessels, together with certain other security. In addition, at June 30, 2015, all but $68.7 million (December 31, 2014 – $79.3 million) of the outstanding term loans were guaranteed by Teekay or its subsidiaries.

During May 2014, Teekay Offshore issued $300 million in senior unsecured bonds that mature in July 2019 in the U.S. bond market. As of June 30, 2015, the carrying amount of the bonds was $300.0 million. The bonds were listed on the New York Stock Exchange in June 2014. The interest payments on the bonds are fixed at a rate of 6.0%.

In September 2013 and November 2013, Teekay Offshore issued a total of $174.2 million of ten-year senior unsecured bonds that mature in December 2023 and that were issued in a U.S. private placement to finance the Bossa Nova Spirit and the Sertanejo Spirit shuttle tankers. The bonds accrue interest at a fixed combined rate of 4.96%. The bonds are collateralized by first-priority mortgages on the two vessels to which the bonds relate, together with other related security. Teekay Offshore made semi-annual repayments on the bonds and as of June 30, 2015, the carrying amount of the bonds was $160.8 million.

In February 2015, Teekay Offshore issued $30.0 million in senior bonds that mature in June 2024 in a U.S. private placement. As of June 30, 2015, the carrying amount of the bonds was $28.9 million. The interest payments on the bonds are fixed at a rate of 4.27%. The bonds are collateralized by first-priority mortgage on the Dampier Spirit FSO unit to which the bonds relate, together with other related security.

In August 2014, Teekay Offshore assumed Logitel’s obligations under a bond agreement from Sevan as part of the acquisition. The bonds are retractable at par at any time by Teekay Offshore. As of June 30, 2015, the carrying amount of the bond was $28.2 million.

The Company has two Euro-denominated term loans outstanding, which, as at June 30, 2015, totaled 229.2 million Euros ($255.3 million) (December 31, 2014 – 235.6 million Euros ($285.0 million)). The Company is repaying the loans with funds generated by two Euro-denominated, long-term time-charter contracts. Interest payments on the loans are based on EURIBOR plus a margin. At June 30, 2015 and December 31, 2014, the margins ranged between 0.6% and 2.25% and the one-month EURIBOR at June 30, 2015 was (0.06)% (December 31, 2014 – 0.02%). The Euro-denominated term loans reduce in monthly payments with varying maturities through 2023, are collateralized by first-priority mortgages on two of the Company’s vessels, together with certain other security, and are guaranteed by a subsidiary of Teekay.

Both Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Company’s NOK-denominated bonds, the Company’s Euro-denominated term loans, capital leases and restricted cash, and the change in the valuation of the Company’s cross currency swaps, the Company recognized foreign exchange losses of $1.6 million (2014 – $2.0 million loss) and gains of $15.9 million (2014 – $2.9 million loss) during the three and six months ended June 30, 2015, respectively.

The weighted-average effective interest rate on the Company’s aggregate long-term debt as at June 30, 2015 was 3.0% (December 31, 2014 – 3.2%). This rate does not include the effect of the Company’s interest rate swap agreements (see Note 15).

Among other matters, the Company’s long-term debt agreements generally provide for maintenance of minimum consolidated financial covenants and nine loan agreements require the maintenance of vessel market value to loan ratios. As at June 30, 2015, these ratios ranged from 133.3% to 861.1% compared to their minimum required ratios of 105% to 135%. The vessel values used in these ratios are the appraised values prepared by the Company based on second-hand sale and purchase market data. Changes in the conventional tanker market, FPSO market and a weakening of the LNG/LPG carrier market could negatively affect the ratios. Certain loan agreements require that a minimum level of free cash be maintained and as at June 30, 2015 and December 31, 2014, this amount was $100.0 million. Most of the loan agreements also require that the Company maintain an aggregate minimum level of free liquidity and undrawn revolving credit lines with at least six months to maturity, in amounts ranging from 5% to 7.5% of total debt. As at June 30, 2015, this aggregate amount was $395.7 million (December 31, 2014 - $368.1 million). As at June 30, 2015, the Company was in compliance with all covenants required by its credit facilities and other long-term debt.

Teekay’s $500 million revolving credit facility, of which $410.0 was drawn at June 30, 2015, is secured by common units of Teekay Offshore and Teekay LNG that are owned by Teekay. During August 2015, as a result of the decline in the market value of those common units pledged as collateral, Teekay was required to repay $148.0 million of the revolving credit facility, such that the resulting drawn loan-to-value ratio was no higher than 27.5%. If the aggregate market value of the pledged common units were to further decline to below $867.2 million (aggregate market value was $1.1 billion as at August 28, 2015), cash distributions Teekay receives from the pledged common units would be held as further collateral and the lenders would be entitled to amend the material terms of the facility, which Teekay would have the option to accept or repay the facility. Teekay is currently in discussions with the lenders to amend the current terms of this revolving credit facility.

The aggregate annual long-term debt principal repayments required to be made by the Company subsequent to June 30, 2015, are $358.1 million (remainder of 2015), $1.0 billion (2016), $1.1 billion (2017), $1.8 billion (2018), $764.9 million (2019) and $2.1 billion (thereafter).